UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2006

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 George Washington Highway

Lincoln, Rhode Island 02865

(Address of principal executive offices, including zip code)

(401) 333-0610

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 28, 2006, the Audit Committee (the “Committee”) of the Board of Directors of the Company concluded that certain of the Company’s issued and outstanding stock options should be subject to variable plan accounting treatment under applicable accounting standards, and, accordingly, previously recognized compensation expense should be reduced in the Company’s previously issued financial statements under the Financial Accounting Standards Board’s Interpretation 44, “Accounting for Certain Transactions involving Stock Compensation—an interpretation of APB Opinion No. 25” (Issue Date 3/00). The Committee has discussed this matter with the Company’s independent accountant, and the Company’s independent accountant and management are in agreement with respect to the Committee’s conclusion.

Accordingly, the Company has restated its financial statements for the first three quarters of fiscal 2005, the interim periods of fiscal 2004, and for the fiscal year 2004. Such restated financial statements have been filed with the Company’s Annual Report on Form 10-KSB for the year ended November 30, 2005 and are incorporated herein by reference. The reasons for, and financial impact of, the adjustments are described in Note 2 of the Notes to Financial Statements set forth herein and in Item 6 “Management’s Discussion and Analysis or Plan of Operation”. Previously issued financial statements for such periods should not be relied upon.

None of the adjustments resulting from the restatement had any impact on cash balances for any period. However, the Company’s consolidated balance sheet and statement of cash flows were restated to reflect the restated net loss and revisions to certain balance sheet accounts.

On February 28, 2006, the Company issued a press release related to the restated financial statements. A copy of this press release is attached hereto as Exhibit 99.1. This information and the press release hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ Gerard A. Wills
Gerard A. Wills
Senior Vice President, Finance and Chief Financial Officer

Date: February 28, 2006